UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        August 11, 2005 (August 5, 2005)
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                Date of Report (Date of earliest event reported)


                            AES Eastern Energy, L.P.
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               (Exact name of registrant as specified in charter)


Delaware                           333-89725                    54-1920088
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(State or other jurisdiction     (Commission                   (IRS Employer
   of incorporation)              File Number)               Identification No.)


     4300 Wilson Boulevard, Arlington, Va.                22203
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    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code   (703) 522-1315
                                                   ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 1.01         Entry into a Material Definitive Agreement.
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On August 5, 2005, AES Greenidge, L.L.C. ("Owner"), a wholly owned subisidiary of AES Eastern Energy, L.P. (the "Registrant"), entered into a Preliminary Notice To Proceed Agreement ("PNTP Agreement") with Babcock Power Environmental Inc. ("Contractor"). Pursuant to the PNTP Agreement, Owner engaged Contractor to undertake certain preliminary engineering, design, procurement, construction and related services for modification and refurbishment of Unit 4 at Owner's existing AES Greenidge coal-fired electrical generating facility by retrofitting the multi-pollutant control system and replacing the boiler's secondary superheater (the "Project"), pending finalizaton of the terms and conditions of the contract between Owner and Contractor for the engineering, design, procurement, construction and related services for completion of the Project ("EPC Contract") and review and approval of the final form of EPC Contract from the United States Department of Energy ("DOE").

Owner and Contractor have reached agreement on all terms and conditions of the EPC Contract, with the sole exception of a few enumerated matters (the "Remaining Items"). Owner and Contractor have agreed to use all good faith efforts to: (i) finalize each of the Remaining Items in a timely manner consistent with the other terms and conditions set forth in the EPC Contract, and (ii) obtain the DOE's approval of the EPC Contract, but if and to the extent that the DOE objects to any of the terms and provisions of the EPC Contract and such objections are required to be resolved to DOE's satisfaction as a prerequisite to its approval of the EPC Contract, Owner and Contractor have further agreed to use their respective good faith efforts to reach agreement on a resolution of each of such DOE objections that is acceptable to each of Owner and Contractor in their respective reasonable discretion and consistent, to the extent reasonably practicable, with the other terms and conditions set forth in the EPC Contract.


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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    AES EASTERN ENERGY, L.P.
                                    By:  AES NY, L.L.C., as General Partner



                                    By:/s/ Daniel J. Rothaupt
                                       --------------------------------
                                       Daniel J. Rothaupt
                                       President
Date:  August 11, 2005                 (principal executive officer)